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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We consent to the use of our form of report included herein and to the references to our firm under the headings "Experts" and "Selected Consolidated Financial Data" in the Prospectus.


/s/ KPMG LLP

Mountain View, California

May 21, 1999